EXHIBIT E

                        UNCONDITIONAL GUARANTY AGREEMENT

     This Unconditional Guaranty Agreement (the "Guaranty") is given jointly and severally this day of , 1999, by Alchemy Holdings, Inc., a Florida corporation and the parent of Lessee as defined herein (the "Parent"), Winchester Holdings, L.P., a New York limited partnership and affiliate of Parent and Lessee, and Jack Cabasso (WHLP, Parent, and Cabasso, each a "Guarantor") in conjunction with that certain lease by and between Central Manufacturing, Inc. ("Lessor"), and Cigarette Racing Team, Inc. ("Lessee"), originally executed on May 26, 1994, and amended on , 1999 (the "Amendment"), for the premises described therein (the "Premises") in Dade County, Florida (as amended, the "Lease").

                              W I T N E S S E T H:

     A. In order to induce Lessor to enter into the Amendment and as additional security for Lessee's performance of the terms of and Lessee's payment of the monies to be paid by Lessee under the Lease, Lessee has agreed to procure and deliver to Lessor this Guaranty to be executed by each Guarantor; and

     B. Lessor has refused to enter into the Amendment unless this Guaranty is executed by each Guarantor and delivered to Lessor, and this Guaranty is a material inducement to Lessor in connection with Lessor's executing the Amendment with Lessee.

     NOW, THEREFORE, in consideration of the premises herein and the execution by Lessor of the Amendment, each Guarantor jointly and severally hereby covenants and agrees with Lessor as follows:

     1. Subject to the provisions of paragraph 16 below, such Guarantor irrevocably, absolutely and unconditionally guarantees to Lessor the due and punctual payment, when due, by acceleration or otherwise, of all obligations to pay under the Lease and the performance of all obligations of Lessee under the Lease and related documents.

     2. Such Guarantor hereby acknowledges and consents that the terms, covenants and conditions contained in the Lease and related documents may be altered, extended, changed, modified or released by Lessee, with the approval of Lessor, without in any manner affecting this Guaranty or releasing such Guarantor herefrom, or without the consent of such Guarantor.

     3. This is a guaranty of payment and not of collection and the liability of such Guarantor to Lessor shall be direct and immediate and unconditional. Such Guarantor hereby waives any and all legal requirements that Lessor shall institute any action or proceedings at law or in equity against Lessee, or anyone else, with respect to the Lease or with respect to any other security held by Lessor, as a condition precedent to bringing an action against such Guarantor upon this Guaranty. All remedies afforded to Lessor by reason of this Guaranty are separate and cumulative remedies and the exercise of any one of such remedies, whether any one of the other remedies are available to Lessor, its successors or assigns, shall not limit or prejudice any other legal or equitable remedies which Lessor may have under the Lease, at law or in equity.

     4. Until each and all of the terms, covenants and conditions of this Guaranty are fully performed, such Guarantor shall not be released by any act or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of such Guarantor, or by reason of any waiver, extension, modification, or delay of Lessor, or its failure to proceed promptly or otherwise, or by reason of any further obligation or agreement between any assignee or sublessee of the Premises and Lessor or any beneficial assignee of Lessor's interest in the Lease, and such Guarantor hereby expressly waives and surrenders any defense to such Guarantor's liability hereunder based upon any of the foregoing acts, things, agreements or waivers or any of them.

     5. Such Guarantor hereby waives presentment for payment, demand, protest, notice of protest and of dishonor, notice of acceptance hereof, notices of default and all other notices now or hereafter provided by law.

     6. In the event that for any reason Lessee or any subsequent assignee or sublessee of the Premises is now or shall hereafter become indebted to such Guarantor, the amount of each sum and of such indebtedness shall at all times be subordinate as to lien, time of payment and in all other respects to the amounts owing to Lessor under the Lease.

     7. Any notice, demand or request by Lessor to such Guarantor shall be in writing and shall be deemed to have been duly given or made if either delivered personally to such Guarantor or if mailed by registered mail or certified mail, return receipt requested, at the aforementioned address.

     8. This instrument shall inure to the benefit of Lessor, its successors and assigns, and shall bind such Guarantor and his or its legal representatives, successors and assigns.

     9. This Guaranty constitutes the entire agreement between such Guarantor and Lessor covering the subject matter hereof.

     10. If at any time or times hereafter Lessor employs counsel to intervene, or to file a petition, answer, motion or other pleading in any suit or proceeding relating to this Guaranty, then in such event, all of the reasonable attorneys' fees and appellate fees relating thereto and other costs of collection, shall be an additional liability of such Guarantor to Lessor, payable on demand.

     11. As security for such Guarantor's obligations hereunder, such Guarantor agrees that (a) in the event such Guarantor fails to pay its obligations hereunder when due and payable under this Guaranty, any of such Guarantor's assets of any kind, nature or description (including, without limitation, deposit accounts) in the possession, control or custody of Lessor, may, without notice to such Guarantor, be reduced to cash or the like, and applied by Lessor in reduction or payment of such Guarantor's obligations hereunder and (b) all indebtedness, liability or liabilities now and at the time or times hereafter owing by Lessee to such Guarantor are hereby subordinated to the indebtedness owing by Lessee to Lessor.

     12. Such Guarantor warrants and represents to Lessor that (a) upon the execution and delivery of this Guaranty it is fully enforceable against such Guarantor in accordance with its terms, (b) that the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which such Guarantor is a party or of any applicable laws, (c) such Guarantor has knowledge of Lessee's financial condition and affairs and will hereafter keep informed of Lessee's financial condition so long as this Guaranty is in force, and (d) such Guarantor will furnish financial statements prepared according to generally accepted accounting principles to Lessor from time to time at Lessor's request.

     13. Such Guarantor hereby waives and agrees not to assert or take advantage of (a) the defense of the statute of limitations in any action hereunder or for the collection of the indebtedness or the payment of any obligation hereby guaranteed, (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of such Guarantor or any other person or entity, or the failure of Lessor to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Lessee or any other person or entity, (c) any defense based on the failure of Lessor to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person whomsoever, in connection with any obligation hereby guaranteed, (d) any defense based upon an election of remedies by Lessor which destroys or otherwise impairs any subrogation rights of such Guarantor or the right of such Guarantor to proceed against Lessee for reimbursement, or both, (e) any defense based upon failure of Lessee to commence an action against Lessee, (f) any failure on the part of Lessor to disclose to such Guarantor any facts it may now or hereafter know regarding Lessee, (g) any failure to receive acceptance or notice of acceptance of this Guaranty by Lessor, (h) any failure to give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed, (i) any failure to give protest and notice of dishonor or of default to such Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed, (j) failure to give any and all other notices whatsoever to which such Guarantor might otherwise be entitled, and (k) any defense based on lack of due diligence by Lessor in collection, protection or realization upon any collateral securing the indebtedness evidenced by the Lease.

     14. This Guaranty is assignable by Lessor, and any assignment hereof or any transfer or assignment of the Lease by Lessor shall not require the consent of such Guarantor.

     15. This Guaranty shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida. The parties agree that proper venue for the purposes of enforcing the terms of this Guaranty shall lie in Dade County, Florida.

     16. Notwithstanding anything to the contrary contained herein, the liability of such Guarantor under this Guaranty shall survive expiration or earlier termination of the Lease.

     IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty this ______ day of , 1998. ----------------------------

Signed, sealed and delivered in the presence of:



                                                  WINCHESTER HOLDINGS, L.P.
------------------------------
                                                  By:
                                                      --------------------------
------------------------------                        Managing General Partner


------------------------------
                                                  ALCHEMY HOLDINGS, INC.

------------------------------                    By:
                                                      --------------------------

------------------------------
                                                      --------------------------
                                                      Jack Cabasso

------------------------------

STATE OF FLORIDA    )
                    )
COUNTY OF           )

     The foregoing instrument was acknowledged before me this _______ day of _______, 1998, by __________________________, the ________________ of Alchemy
Holdings, Inc. He is personally known to me or has produced _______________ as identification.


                                                     ___________________________
                                                     (Notary Signature)

(NOTARY SEAL)                                        ___________________________
                                                     (Notary Name Printed)
                                                     NOTARY PUBLIC
                                                     Commission No. ____________



STATE OF FLORIDA    )
                    )
COUNTY OF           )

     The foregoing instrument was acknowledged before me this _____________ day of _______________, 1998, by ___________________________________, the managing general partner of Winchester Holdings, L.P. He is personally known to me or has produced _________________________ as identification.

                                                     ___________________________
                                                     (Notary Signature)

(NOTARY SEAL)                                        ___________________________
                                                     (Notary Name Printed)
                                                     NOTARY PUBLIC
                                                     Commission No. ____________

STATE OF FLORIDA    )
                    )
COUNTY OF           )

     The foregoing instrument was acknowledged before me this _________________ day of _________________, 1998, by Jack Cabasso, individually. He is personally known to me or has produced ______________________ as identification.


                                                     ___________________________
                                                     (Notary Signature)

(NOTARY SEAL)                                        ___________________________
                                                     (Notary Name Printed)
                                                     NOTARY PUBLIC
                                                     Commission No. ____________